UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                November 3, 2005
                                -----------------
                Date of Report (Date of earliest event reported)

                         HOMELAND SECURITY NETWORK, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                     000-15216                86-0892913
----------------------------         ------------           ------------------
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)           Identification No.)


       2500 Legacy Drive, Suite 226, Frisco, Texas      75034
       -------------------------------------------      -----
        (Address of principal executive offices)      (Zip Code)

                                 (214) 618-6400
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed from last report)


Check the appropriate box below if the Form 8-K filing is intended to
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|_|   Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
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      Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


      (a) On November 3, 2005, Homeland Security Network, Inc. (the "Company" "our") engaged Blaise S. Mazzoni, Certified Public Accountant, of HR Outsourcing Services, Inc. as the Company's new independent registered public accountant to review our interim consolidated financial statements for the quarterly periods ended March 31, 2005, June 30, 2005 and September 30, 2005.

      (b) The Company's Board of Directors approved the engagement with its new independent registered public accountant.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HOMELAND SECURITY NETWORK, INC.


Date: November  3, 2005                 By: /s/ Terri Ashley
                                        ----------------------------------------
                                                Terri Ashley
                                                Vice President